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                                 EXHIBIT 10.18


                         NATIONAL EDUCATION CORPORATION

                                SECOND AMENDMENT
                              TO CREDIT AGREEMENT


                 This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of December 21, 1995 and entered into by and among National Education Corporation, a Delaware corporation (the "Borrower"), the Bank listed on the signature pages hereof (the "Bank"), and Bankers Trust Company, as agent for the Bank (the "Agent") and, for purposes of Sections 3 and 4 hereof, the Subsidiaries of the Borrower listed on the signature pages hereof, and is made with reference to that certain Amended and Restated Credit Agreement dated as of February 28, 1995 by and among the Borrower, the Bank and the Agent, as amended by that certain First Amendment and Limited Waiver to Credit Agreement dated as of August 4, 1995 (as so amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                 WHEREAS, the Borrower and the Bank have agreed, upon the terms and conditions set forth herein, that the term of the Credit Agreement should be extended from December 21, 1995 to January 16, 1996; and

                 WHEREAS, each of the Subsidiaries of the Borrower party to the Subsidiary Guaranty ("Subsidiary Guarantors") or the Subordination Agreement ("Subordinated Subsidiaries") desires to acknowledge and consent to this Amendment and to reaffirm the continuing effectiveness of the Subsidiary Guaranty or the Subordination Agreement, as the case may be;

                 NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

                 SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

                 1.1      AMENDMENT TO SECTION 1.01: DEFINED TERMS.

                 Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of "Termination Date" as follows:





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                 "'Termination Date' shall mean the earlier of (a) January 16,
         1996 and (b) the date upon which the Revolving Loan Commitments are terminated pursuant to subsection 4.06 or Section 9."

                 SECTION 2. CONDITIONS TO EFFECTIVENESS

                 The amendment to the Credit Agreement set forth in Section 1 hereof shall become effective as of the date hereof upon the Borrower's, the Bank's, each Subsidiary Guarantor's and each Subordinated Subsidiary's execution and delivery of counterparts hereof provided the Agent shall have received the following, in each case in form and substance satisfactory to the
Agent:

                 (i) copies of resolutions of the Borrower, each Subsidiary Guarantor and each Subordinated Subsidiary approving and authorizing the execution and delivery of this Amendment by such Person and the Borrower's performance of the Credit Agreement, as amended by this Amendment, in each case certified by such Person's secretary or assistant secretary as being in full force and effect and as constituting all action by such Person with respect to this Amendment and the extension of the term of the Credit Agreement contemplated hereunder.

                 (ii) An allonge to the Note, substantially in the form of Annex 1 to this Amendment, executed by the Borrower.

                 SECTION 3. REPRESENTATIONS AND WARRANTIES

                 In order to induce the Bank to enter into this Amendment and to amend the provisions of the Credit Agreement in the manner provided herein, the Borrower, and each Subsidiary party to the Subsidiary Guaranty and/or the Subordination Agreement with respect to itself only, represents and warrants to the Bank that the following statements are true, correct and complete:

                 A. CORPORATE POWER AND AUTHORITY. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement"). Each such Subsidiary has all requisite corporate power and authority to enter into this Amendment and to be bound hereby.

                 B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment by the Borrower and each such Subsidiary and the performance of the Amended Agreement by the Borrower have been duly authorized by all necessary corporate





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action by the Borrower and each such Subsidiary, as the case may be.

                 C. NO CONFLICT. The execution and delivery by the Borrower and each such Subsidiary of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not (i) violate any provision of any law, rule or regulation applicable to the Borrower or any of its Subsidiaries, the Certificate of Incorporation or Bylaws of the Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under, or require the consent of any Person under, any mortgage, deed of trust, credit agreement, loan agreement or any other agreement contract or instrument to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) result in or require the creation or imposition of any Lien upon any of their properties or assets.

                 D. GOVERNMENTAL CONSENTS. The execution and delivery by the Borrower and each such Subsidiary of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Federal, state or other governmental authority or regulatory body or other Person.

                 E. BINDING OBLIGATION. This Amendment and, in the case of the Borrower, the Amended Agreement, are the legally valid and binding obligation(s) of the Borrower and each such Subsidiary, enforceable against the Borrower or such Subsidiary in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                 F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 6 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

                 G. ABSENCE OF DEFAULT. Upon giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this





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Amendment which would constitute an Event of Default or a Default.


                 SECTION 4.       ACKNOWLEDGEMENT AND CONSENT

                 Each of the undersigned Subsidiaries of the Borrower acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each of the undersigned Subsidiary Guarantors hereby confirms that the Subsidiary Guaranty will continue to guaranty to the fullest extent possible the payment and performance of all Guarantied Obligations (as defined in~-the Subsidiary Guaranty), including, without limitation, the payment and performance of all Obligations of the Borrower now or hereafter existing under or in respect of the Amended Agreement. Each of the undersigned Subordinated Subsidiaries hereby confirms that the Subordination Agreement will continue to subordinate the Subordinated Debt (as defined in the Subordination Agreement) to Senior Obligations (as defined in the Subordination Agreement), including, without limitation, all obligations of the Borrower now or hereafter existing to make payments under or in respect of the Amended Agreement.

                 Each Subsidiary Guarantor acknowledges and agrees that the Subsidiary Guaranty shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution or effectiveness of this Amendment. Each Subsidiary Guarantor represents and warrants that all representations and warranties contained in the Subsidiary Guaranty are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

                 Each Subordinated Subsidiary acknowledges and agrees that the Subordination Agreement shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution or effectiveness of this Amendment. Each Subordinated Subsidiary represents and warrants that all representations and warranties contained in the Subordination Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date except to the extent that such representations and warranties specifically relate to an earlier date, in which case





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they are true, correct and complete in all material respects as of such earlier date.

                 Each of the undersigned Subsidiaries of the Borrower acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such

Subsidiary is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of any such Subsidiary to any future amendments to the Credit Agreement.

                 SECTION 5. MISCELLANEOUS

                 A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

                          (i) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                          (ii) Except as specifically amended or modified by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

                          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Bank under, the Credit Agreement or any of the other Credit Documents.

                 B. FEES AND EXPENSES. The Borrower acknowledges that all costs, fees and expenses as described in subsection 11.01 of the Credit Agreement incurred by the Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

                 C. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such





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counterparts taken together shall constitute but one and the same instrument.

                 D. EFFECTIVENESS. This Amendment shall become effective as of the date hereof upon the execution of a counterpart hereof by the Borrower, each Subsidiary of the Borrower party to the Subsidiary Guaranty or the Subordination Agreement and the Bank and the delivery of such counterparts to the Agent; provided, however, that the amendment to the Credit Agreement set forth in Section 1 this Amendment shall not be effective until the conditions set forth in Section 2 of this Amendment are satisfied.

                 E. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                 F. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

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                 IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed as of the date first above written by their respective officers "hereunto duly authorized.



                                   NATIONAL EDUCATION CORPORATION


                                   By:
                                       --------------------------------
                                   Title:
                                          -------------------------------



                                   NETG HOLDING, INC.
                                   NATIONAL EDUCATION TRAINING GROUP, INC.,
                                   SPECTRUM INTERACTIVE
                                        INCORPORATED
                                   NATIONAL EDUCATION CENTERS, INC.
                                   ICS LEARNING SYSTEMS, INC.
                                   INTERNATIONAL CORRESPONDENCE
                                        SCHOOLS, INC.,
                                   AS THE SUBSIDIARY GUARANTORS


                                   By:
                                       --------------------------------
                                   Title:
                                          -------------------------------





                                   NATIONAL EDUCATION INTERNATIONAL
                                        CORP.
                                   NATIONAL EDUCATION CREDIT
                                        CORPORATION
                                   NATIONAL EDUCATION FOREIGN SALES
                                        CORP.
                                   NATIONAL EDUCATION PAYROLL CORP.
                                   NATIONAL EDUCATION CENTERS, INC.
                                   ICS LEARNING SYSTEMS, INC.
                                   NETG HOLDING, INC.,
                                   AS THE SUBORDINATED SUBSIDIARIES


                                   By:
                                       --------------------------------
                                   Title:
                                          -------------------------------



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                                   BANKERS TRUST COMPANY, AS THE
                                   BANK AND AS THE AGENT


                                   By:
                                       --------------------------------
                                   Title:
                                          -------------------------------
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                        ALLONGE DATED DECEMBER 21, 1995
                   TO PROMISSORY NOTE DATED FEBRUARY 28, 1995



                 This Allonge amends, and is to be affixed to so as to become part of, that certain Promissory Note dated February 28, 1995, in the principal amount of $13,500,000, by the undersigned National Education Corporation, as the Borrower, to Bankers Trust Company, as the Payee (the "Note").

                 The Note is hereby amended by deleting the date December 21, 1995, from the first paragraph thereof and substituting therefor the date January 16, 1996.

                 In witness whereof, the Borrower and the Payee have caused this Allonge to be executed and delivered by their duly authorized officers.


Dated: December 21, 1995

                                        NATIONAL EDUCATION CORPORATION



                                        By:
                                            ------------------------------
                                        Title:
                                               -----------------------------

                                        BANKERS TRUST COMPANY


                                        By:
                                            ------------------------------
                                        Title:
                                               -----------------------------